UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

_________________

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: June 27, 2003

ATWOOD OCEANICS, INC.(Exact
name of registrant as specified in its charter)

COMMISSION FILE NUMBER 1-13167

TEXAS (State or other jurisdiction of incorporation or organization) 15835 Park Ten Place Drive Houston, Texas (Address of principal executive offices)	74-1611874 (I.R.S. Employer Identification No.) 77084 (Zip Code)

Registrant’s telephone number, including area code:

281-749-7800

N/A

        (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENT

On April 27, 2003, the Company announced that it closed the general syndication of its Senior Secured Credit Facility dated as of April 1, 2003 with a total of nine industry banks. Due to strong interest in syndication, the Credit Facility has been increased from $225,000,000 to $250,000,000. A copy of the press release announcing the new Credit Facility is filed with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

EXHIBIT 99.1 PRESS RELEASE DATED JUNE 27, 2003

EXHIBIT 99.2 CONTRACT STATUS SUMMARY AT JUNE 27, 2003

ITEM 9. REGULATION FD DISCLOSURE

Current contracts for ATWOOD HUNTER in Israel and the ATWOOD SOUTHERN CROSS in Italy are expected to be completed during July 2003. Currently, neither drilling unit has immediate on-going work following completion of their current contracts. There is a short-term contract opportunity for one of the rigs commencing around September 2003. Contract opportunities for both drilling units are being pursued in the Mediterranean Areas, as well as in other areas of the world.

Additional information with respect to the Company’s Contract Status Summary June 27, 2003 is attached hereto as Exhibit 99.2 which is being furnished in accordance with Rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

        Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management’s reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company’s dependence on the oil and gas industry; the risks involved in the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company’s annual report on Form 10-K for the year ended September 30, 2002, filed with the Securities and Exchange Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                ATWOOD OCEANICS, INC.
                                                                                (Registrant)

                                                                                /s/ James M. Holland
                                                                                James M. Holland
                                                                                Senior Vice President

                                                                                DATE:    June 27, 2003

EXHIBIT INDEX

EXHIBIT NO. DESCRIPTION

99.1 Press Release on Senior Secured Credit Facility

99.2 Contract Status Summary at June 27, 2003

EXHIBIT 99.1

ATWOOD OCEANICS, INC.

Houston, Texas27
June 2003

      FOR IMMEDIATE RELEASE:

Atwood Oceanics, Inc. (Houston based International Drilling Contractor, NYSE: “ATW”), announced today that general syndication of its Senior Secured Credit Facility dated as of April 1, 2003 successfully closed with a total of nine industry banks. Due to strong interest in syndication, the Credit Facility has been increased from $225,000,000 to $250,000,000. Consequently, the Credit Facility consists of a 5-year $150,000,000 amortizing Term Loan Facility and a 5-year $100,000,000 non-amortizing Revolving Loan Facility. The Credit Facility carries an interest rate, which varies depending upon the ratio of outstanding debt to earnings before interest, taxes and depreciation, from a range of 1.5% to 2.75% over LIBOR. In connection with the increase in the Credit Facility, the allowed ratio of outstanding debt to earnings, before interest, income taxes and depreciation was increased to 5.75 to March 30, 2004, thereafter reducing to 4.75 to June 29, 2004, thereafter reducing to 4.0 to December 30, 2004 and thereafter to 3.0.

Contact: Jim Holland

(281) 749-7804

EXHIBIT 99.2

ATWOOD OCEANICS, INC. AND SUBSIDIARIESCONTRACT
STATUS SUMMARY

AT June 27, 2003

      NAME OF RIG             LOCATION               CUSTOMER                          CONTRACT STATUS
SEMISUBMERSIBLES -
ATWOOD FALCON              MOBILIZATION TO   SARAWAK SHELL AND MURPHY   The rig is being mobilized to Malaysia to
                              MALAYSIA       SABAH OIL CO.              drill one well for Sarawak Shell and one well
                                                                        for Murphy Sabah Oil Co.  The drilling of
                                                                        these wells should commence around August 1,
                                                                        2003 and should take approximately 100 days
                                                                        to complete.  Murphy has an option to drill
                                                                        one additional well at a later date.
                                                                        Following completion of its work in Malaysia,
                                                                        the rig will be moved to Japan to drill two
                                                                        wells estimated to take 100 to 120 days to
                                                                        complete.

ATWOOD HUNTER                  ISRAEL        SAMEDAN, MEDITERRANEAN     The rig is drilling one well for Samedan,
                                             SEA                        Mediterranean Sea ("Samedan").  This well is
                                                                        estimated to be completed in mid-July 2003,
                                                                        with Samedan having an option to drill one
                                                                        additional well at a later date. Contract
                                                                        opportunities for additional work are being
                                                                        pursued in the Mediterranean Area, as well as
                                                                        areas outside of the Mediterranean.

ATWOOD EAGLE                   ANGOLA        ESSO EXPLORATION ANGOLA    The rig is drilling the second well of a firm
                                             (BLOCK 15) LIMITED         three well contract with ESSO off the coast
                                             ("ESSO")                   of Angola.  ESSO has options for four
                                                                        additional wells.  If no option wells are
                                                                        drilled, the contract could terminate around
                                                                        early August 2003.

SEAHAWK                       MALAYSIA       EXXONMOBIL EXPLORATION &   The rig's current contract terminates in
                                             PRODUCTION MALAYSIA INC.   December 2003, with an option for the
                                                                        Operator to extend.

ATWOOD SOUTHERN CROSS      MEDITER-RANEAN    EDISON GAS S.p.A.          The rig is contracted to EDISON to work on
                                 SEA         ("EDISON")                 three plug and abandonment wells which is
                                                                        expected to take approximately 60 days to
                                                                        complete.  Contract opportunities for
                                                                        additional work are being pursued in the
                                                                        Mediterranean Area, as well as areas outside
                                                                        of the Mediterranean.

SEASCOUT                    UNITED STATES                               The SEASCOUT was purchased in December 2000
                           GULF OF MEXICO                               for future conversion to a tender-assist
                                                                        unit, similar to the SEAHAWK, once an
                                                                        acceptable contract opportunity is secured.
                                                                        The rig is currently coldstacked.

CANTILEVER JACK-UPS -
VICKSBURG                     MALAYSIA      EXXONMOBIL EXPLORATION &    In October 2002, the rig commenced a two-year
                                            PRODUCTION MALAYSIA INC.    drilling program (with an option by EMEPMI
                                            ("EMEPMI")                  for one additional year), with EMEPMI having
                                                                        the right to terminate the drilling program
                                                                        after one year at any time with a 120 days
                                                                        notice period.

ATWOOD BEACON                SINGAPORE                                  The construction of the ATWOOD BEACON
                                                                        continues on schedule.  The shipyard portion
                                                                        of the construction was completed in May
                                                                        2003, with equipment commissioning and
                                                                        testing currently being carried out.
                                                                        Following completion of equipment
                                                                        commissioning and testing estimated around
                                                                        August 1, 2003, the rig will be moved to
                                                                        Malaysia to drill three wells plus options
                                                                        for five additional wells for Murphy Sarawak
                                                                        Oil Co., Ltd.   Contract opportunities for
                                                                        additional work following completion of the
                                                                        Murphy contract are being pursued.

SUBMERSIBLE -
RICHMOND                    UNITED STATES    OCEAN ENERGY, INC./DEVON   The rig is currently completing the second of
                           GULF OF MEXICO                               two wells for Ocean Energy, Inc./Devon.
                                                                        Following completion of this contract, the
                                                                        rig will commence a one-well, plus options
                                                                        for two additional wells contract for
                                                                        Spinnaker Exploration Company, L.L.C.  The
                                                                        one firm well is expected to take 50 days to
                                                                        complete.

MODULAR PLATFORMS -
GOODWYN 'A' /NORTH            AUSTRALIA      WOODSIDE ENERGY LTD.       There is currently an indefinite planned
RANKIN 'A'                                                              break in drilling activity for the two
                                                                        client-owned rigs managed by the Company.
                                                                        The Company is involved in maintenance of the
                                                                        two rigs for future drilling programs.